Exhibit 10.5.2

_______ __, 2018

Gentlemen:

Tuscan Holdings Corp. (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering to be lead-managed by EarlyBirdCapital, Inc. (“IPO”). The Corporation currently anticipates selling units in the IPO, each comprised of one share of common stock, par value $0.0001 per share, of the Corporation (“Common Stock”) and one warrant (“Warrant”), each Warrant to purchase one-half of one share of Common Stock.

The undersigned hereby commits to purchase an aggregate of 100,000 units of the Corporation (“Initial Units”) at $10.00 per Initial Unit, for an aggregate purchase price of $1,000,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 11,215 Units (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit for an aggregate purchase price of up to $112,150 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). The Private Units will be identical to the units to be sold in the IPO except as to be described in the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”). The undersigned shall pay the Initial Purchase Price and Over-Allotment Purchase Price (if any) for the Initial Units and Additional Units (if any) by wire transfer of immediately available funds to the trust account established by the Corporation in connection with the IPO on the date the IPO and over-allotment option are consummated, respectively. The undersigned agrees that if the size of the IPO is increased or decreased for any reason, the amount of the undersigned’s investment will be either increased or decreased, as applicable, so that the undersigned’s percentage of the aggregate investment in Private Units made by the undersigned and other investors of the Company remains the same.

The Private Units will be identical to the units to be sold by the Corporation in the IPO, except that:

●	the undersigned agrees not to seek conversion, or seek to sell such shares in any tender offer, in connection with any proposed Business Combination with respect to any shares of Common Stock included in the Private Units;

●	the Private Units and underlying securities will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement);

●	the Private Units will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Company and the Underwriters to be filed as an exhibit to the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units or the underlying securities if the Corporation fails to consummate a Business Combination; and

●	the Private Units and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter and (ii) a registration rights agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Units and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Units and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units or the underlying securities in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

Very truly yours,

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

Accepted and Agreed:

TUSCAN HOLDINGS CORP.

By:
Name:
Title: